UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2022

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	“NFE”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On July 2, 2022, certain affiliates of New Fortress Energy Inc. (“NFE”) acting as sellers (collectively, the “Sellers”) and a separate affiliate of NFE acting as contributor (the “Contributor”, together with the Sellers, the “NFE Vessel Group”) entered into an Equity Purchase and Contribution Agreement (the “Purchase Agreement”) with AP Neptune Holdings Ltd. (“Purchaser”), which is affiliated with certain funds or investment vehicles managed by affiliates of Apollo Global Management, Inc. (the “Purchaser Group”), pursuant to which (1) the Contributor and the Purchaser formed a joint venture (the “JV”), (2) the Sellers agreed to sell to the Purchaser eight vessels, (3) the Purchaser will contribute the eight vessels to the JV and (4) the Contributor will contribute three additional vessels to the JV. The eleven vessels to be contributed to the JV, consist of six floating storage and regasification units and five LNG storage and transport units (collectively, the “Vessels”). The transaction is valued at approximately $2 billion, which will be paid $1.87 billion in cash and the remainder in equity of the JV. The cash purchase price for the transaction is subject to customary purchase price adjustments. After giving effect to the repayment of existing debt, net cash proceeds to NFE are expected to be approximately $1.1 billion.

In connection with the transaction, certain affiliates of NFE will enter into long-term time charter agreements for a period up to 20 years in respect of ten of the eleven Vessels, the terms of which will commence upon the expiration of each Vessel's existing charter.

The Purchase Agreement contains customary representations, warranties and covenants by each of the NFE Vessel Group, the Contributor and the Purchaser Group. Closing of the transactions contemplated by the Purchase Agreement is subject to customary conditions, including the absence of a material adverse effect, but is not subject to any regulatory or financing condition or contingency. Closing is expected to occur in the third quarter of 2022.

The Purchase Agreement contains termination rights for each of the NFE Vessel Group and the Purchaser Group, including for the material uncured breach of either the NFE Vessel Group or the Purchaser Group and for the failure to consummate the transactions by December 30, 2022. Upon termination of the Purchase Agreement under specified circumstances, the Purchaser Group would owe to the NFE Vessel Group a termination fee of approximately $80 million.

The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Purchase Agreement and is qualified in its entirety by the terms and conditions of the Purchase Agreement. It is not intended to provide any other factual information about the parties or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties by each of the parties thereto, which were made only for purposes of the Purchase Agreement and as of specified dates. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties thereto; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not and are not entitled to rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in NFE’s public disclosures.

Item 7.01.     Regulation FD Disclosure.

On July 5, 2022, NFE issued a press release announcing the execution of the Purchase Agreement, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in (and incorporated by reference into) this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Forward looking statements include: the successful consummation of the transaction, including closing and completion of the sale and purchase of the vessels and related creation and implementation of the joint venture; the total implied value of the transaction and the anticipated purchase price; projected proceeds and the ability of NFE to redeploy the proceeds from the transaction; the chartering of certain vessels to NFE; compliance by the parties of the covenants and obligations under the Purchase Agreement; satisfaction of the closing conditions in the Purchase Agreement in accordance with the terms thereof and within the required dates; and the expected structure and date of closing of the transaction. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the parties to the Purchase Agreement or the stock prices of such parties.

These forward-looking statements represent NFE’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are necessarily estimates based upon current information and are subject to risks, uncertainties and other factors, many of which are outside of NFE’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the risk that the proposed transactions may not be completed in a timely manner or at all; common risks related to the sale and purchase of businesses or assets, including among others the risk of valuation and successful implementation, and the risk that we may not be able to realize the benefits of any such transactions; the ability of the joint venture to implement its business platform and to realize anticipated efficiencies and benefits; common risks related to joint ventures, including the timing and amount of commitments or obligations to fund operating and/or capital expenditures, nonperformance by joint venture, limited or no control over the management, business or operations of the joint venture, and subordination of claims of creditors in the event of a liquidation or reorganization; possibility that any or all of the various conditions to the consummation of the transaction may not be satisfied or waived (or any conditions, limitations or restrictions placed on such approvals); the receipt, on a timely basis or otherwise, of the required approvals and consents for the transaction; breach or failure by the parties to comply with the covenants and obligations under the Purchase Agreement; nonpayment or nonperformance by any of NFE’s or the joint venture’s customers or suppliers; including among others nonpayment or nonperformance by any of parties to the charters; the effect of the announcement or pendency of the transactions on our operations, including the ability of NFE to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom NFE does business; the ability of the parties to implement their respective plans, forecasts and other expectations with respect to NFE’s and the joint venture’s businesses after the completion of the proposed transactions; adverse regional, national, or international economic conditions, adverse capital market conditions and adverse political developments; volatility in the price or demand of LNG products; business disruption following the transaction; and the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of NFE’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, NFE does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for NFE to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in our annual report, quarterly and other reports filed with the SEC, which could cause its actual results to differ materially from those contained in any forward-looking statement. We undertake no duty to update these forward-looking statements, even though our situation may change in the future.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 5, 2022, issued by New Fortress Energy Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW FORTRESS ENERGY INC.

July 8, 2022	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer